THE TARGET PORTFOLIO TRUST

Large Capitalization Value Portfolio

Supplement dated February 23, 2007

To Prospectuses and Statement of Additional Information dated April 28, 2006

David Green has replaced Joseph Huber as a portfolio manager for the portion of the Large Capitalization Value Portfolio subadvised by Hotchkis and Wiley. All references and information pertaining to Mr. Huber appearing in the Prospectus and Statement of Additional Information are hereby deleted.

To further reflect this change, information pertaining to Mr. Green is hereby added as noted below:

The section of the Prospectus entitled “How the Trust Is Managed – Portfolio Managers” is amended by adding the following discussion pertaining to Mr. Green to the existing discussion pertaining to the Large Cap Value Portfolio:

Mr. Green participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Green, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Portfolio Manager and Analyst.

The section of Part I of the Statement of Additional Information entitled “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities” is amended by adding to the table for Large Cap Value Portfolio the following information pertaining to Mr. Green. Information pertaining to Mr. Green is furnished as of December 31, 2006:

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
David Green	16 / $15,400 million; 1 / $2,600 million	8 / 1,000 million	164 / $19,000 million; 7 / $1,300 million	None

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